Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account

                       Supplement, dated November 21, 2003
                                     to the
      Prospectus and Statement of Additional Information, dated May 1, 2003 for the Premier Planner Variable Annuity

This supplement amends the May 1, 2003 prospectus and statement of additional information for the Premier Planner variable annuity contract, offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus.

Effective September 30, 2003, The Universal Institutional Funds, Inc. U.S. Mid Cap Core Portfolio, Class I changed its name to The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, Class I. The investment objective for this Portfolio has not changed.

The prospectus and statement of additional information are revised as follows:

o    All references to The Universal Institutional Funds, Inc. U.S. Mid Cap Core
     Portfolio,   Class  I  are  deleted  and   replaced   with  The   Universal
     Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, Class I.

o All references to The Universal Institutional Funds, Inc. U.S. Mid Cap Core Portfolio, Class I Variable Subaccount are deleted and replaced with The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, Class I Variable Subaccount.